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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 9, 2001

                                EARTHCARE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    000-24685                 58-235973
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OR INCORPORATION)                                   IDENTIFICATION NUMBER)

                               14901 QUORUM DRIVE
                                    SUITE 200
                               DALLAS, TEXAS 75254
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (972) 858-6025
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 9, 2001, PricewaterhouseCoopers LLP resigned as the independent accountants for EarthCare Company.

         The reports of PricewaterhouseCoopers LLP for the years ended December 31, 1999 and 2000, contained no adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that in their report dated April 17, 2001, relating to the audited consolidated financial statements for the year ended December 31, 2000, PricewaterhouseCoopers LLP expressed substantial doubt regarding EarthCare Company's ability to continue as a going concern.

         During the two most recent fiscal years and through November 9, 2001, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         EarthCare Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 14, 2001, is filed as
Exhibit 16 to this Form 8-K.

         At EarthCare Company's Audit Committee meeting on October 18, 2001, the members of the Audit Committee approved the appointment of BDO Seidman LLP as the new independent accountants, subject to the completion of certain client acceptance procedures by BDO Seidman, LLP. On November 14, 2001, EarthCare Company completed the engagement of BDO Seidman, LLP as their new independent accountants by signing an engagement letter with BDO Seidman, LLP.

          During the two year period ended December 31, 2000 and through the date of this filing, the Registrant did not consult with BDO Seidman, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant. In addition, the Registrant did not consult with BDO Seidman, LLP regarding any matter that was the subject of a disagreement or a reportable event within the meaning of
Item 304 of the Securities and Exchange Commission's Regulation S-K.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            EARTHCARE COMPANY

Date: November 14, 2001                     By:   /s/  William W. Solomon, Jr.
                                                -------------------------------

                                                William W. Solomon, Jr.
                                                Vice President, Chief Financial
                                                   Officer and Principal
                                                   Accounting Officer

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

        16  Letter re change in certifying accountant

                                 EXHIBIT INDEX


EXHIBIT
NUMBER             DESCRIPTION
------             -----------
  16               Letter re change in certifying accountant